Electronically Filed
09/18/2024 10:52 AM
CLERK OF THE COURT

Marquis Aurbach
Chad F. Clement, Esq.
Nevada Bar No. 12192
Alexander K. Calaway, Esq.
Nevada Bar No. 15188
10001 Park Run Drive
Las Vegas, Nevada 89145
Telephone: (702) 382-0711
Facsimile: (702) 382-5816
clement@maclaw.com
acalaway@maclaw.com
Attorneys for Plaintiffs

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., et al. Plaintiffs, vs. DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THROUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive, Defendants, GLOBAL TECH INDUSTRIES GROUP INC., Nominal Defendant.	Case No.: Dept. No.: ~~[PROPOSED]~~ **ORDER APPOINTING RECEIVER**

This matter, having come for hearing on August 7, 2024, on Plaintiffs' Ex Parte Motion to Appoint Receiver and Issue Temporary Restraining Order on an Order Shortening Time ("**Motion**"), Plaintiffs, by and through their counsel of record, Alexander K. Calaway Esq. and Chad F. Clement, Esq. of Marquis Aurbach Chtd., and Defendants, by and through their counsel of record, Robert A. Rabbat, Esq. and Teri T. Pham, Esq, of Enestein Pham Glass & Rabbat LLP. The Court, having considered the pleadings and papers on file herein, supplemental briefing, and oral argument of counsel, hereby finds, concludes, and orders as follows:

/ / /

/ / /

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

I. FINDINGS OF FACT

1. Nominal defendant Global Tech Industries Inc. ("**GTII**") is a Nevada Corporation that is publicly traded on the OTC Market Group ("**OTC**") exchange.[1] Plaintiffs are holders of GTII stock who hold more than 10% of GTII's issued and outstanding shares.[2]

2. Since 2023, GTII has been managed by the following officers, directors, or consultants: Defendant David Riechman ("**Reichman**");[3] Defendant Kathy Griffin ("**Griffin**");[4] Defendant Frank Benintendo ("**Benintendo**");[5] Defendant Donald Gilbert ("**Gilbert**");[6] and Mr. Ashfin Luke Rahbari ("**Rahbari**")[7] (Reichman, Griffin, Benintendo, Gilbert, and Rahbari are hereinafter collectively referred to as "**Management**.").

3. The Court finds that Plaintiffs are likely to prevail on their claims that Management has grossly mismanaged GTII by: (a) failing to file its required disclosures with the OTC and the U.S. Securities and Exchange Commission ("**SEC**"); (b) causing GTII to become delinquent with its required disclosures; and (c) violating securities laws and regulations. As such, Management

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

[1] Declaration of Kathy Griffin in Opposition to Plaintiffs' Motion (hereinafter "Griffin Decl."), at ¶3; Declaration of Sasha Ablovatskiy in Opposition to Plaintiffs' Motion (hereinafter "Ablovatskiy Decl."), at ¶3; Plaintiffs' Appendix in Support of Motion, at pgs. 377-386 (hereinafter "Hofman Decl."), at ¶3. OTC (formerly known as Pink Sheets) is a financial market in the United States, which provides price and liquidity information for over the counter (i.e. OTC) securities. *Id.*

[2] Plaintiffs' Appendix in Support of Motion (hereinafter "APPX"), at pgs. 14-221.

[3] APPX, at 271. Mr. Riechman was GTII's Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Principal Executive Officer, Principal Financial and Accounting Officer, a Director, member of the Executive Committee. *Id.* at 274-279.

[4] *Id.* at 272. Ms. Griffin is GTII's President, Director, member of the Executive Committee, and member of the Compensation Committee. *Id.* at 274-279.

[5] *Id.* at 272. Mr. Benintendo is the secretary of GTII, a Director, member of the Executive Committee, and member of the Compensation Committee *Id.* at 274-279.

[6] *Id.* at 272. Mr. Gilbert is a Director and member of the Executive Committee, Compensation Committee, and Audit Committee. *Id.* at 274-279.

[7] Declaration of Ashfin Luke Rahbari in Opposition to Plaintiffs' Motion (hereinafter "Rahbari Decl."), at ¶¶ 2-4. Mr. Rahbari started consulting for GTII on or about December 1, 2023, was appointed as Chief Operating Officer on May 1, 2024, and then as Chief Executive Officer on August 1, 2024. *Id.*

has put GTII in immediate, imminent danger of being delisted by the OTC and/or potential regulatory action by the SEC.[8]

4. As a public company, the SEC and OTC require GTII to meet certain reporting standards under Section 13(a) or 15(d) the Securities Exchange Act of 1934 ("**Exchange Act**").[9] Specifically, companies like GTII are required to file, among other things, current and periodic reports, and disclosures, such as Form 10-K and Form 10-Q reports, with the SEC.[10] This reporting keeps shareholders and markets informed and allows investors to make informed decisions.[11]

5. GTII's most recent financial disclosure filed by Management was a Form 10-K for the period ending December 31, 2023 (hereinafter the "**Form 10-K**").[12]

6. In or around April 2023, Management filed disclosures that contained recurring deficiencies "related to its reporting of insider transactions and beneficial ownership."[13] This caused GTII to be downlisted by the OTC in 2023.[14]

7. On or about March 31, 2024, Management failed to file their required Form 10-Q for the quarter ending March 31, 2024.[15] OTC then provided Management with a grace period and warned that GTII would be delisted if its disclosures were not corrected within 15 days.[16]

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

---

[8] Hofman Decl. at ¶19.

[9] APPX, at pg. 223-228; Hofman Decl. at ¶5; Ablovatskiy Decl. at ¶3 (declaring that GTII retained Ms. Ablovatskiy of Foley Shechter Ablovatskiy LLP "to assist GTII with its required filings and reporting obligations with the SEC" on or about June 3, 2024).

[10] *Id.*

[11] Hofman Decl. at ¶5.

[12] APPX, at pgs. 316-319.

[13] *Id.* at 323.

[14] *Id.*

[15] Hofman Decl. at ¶¶13-14.

[16] Supp. at Ex. 2.

8. Management failed to file its Form 10-Q disclosure, and as such, GTII's stock was downlisted again by the OTC.[17] To date, GTII is still delinquent in its required filing and reporting obligations with the SEC and OTC.[18]

9. Further, the Court finds that Plaintiffs are likely to prevail on their claims that Management has grossly mismanaged GTII by: (a) filing materially false, misleading, and incomplete SEC disclosures; and (b) intentionally omitting material information from its disclosures. Management's false statements in GTII disclosures have put GTII in immediate, imminent danger of being delisted by the OTC and/or potential regulatory action by the SEC.[19]

10. GTII's Form 10-K, which was certified as accurate by Management,[20] contained materially false statements regarding officer and director compensation,[21] beneficial stock ownership,[22] related party transactions,[23] and director independence [24]

11. In the Form 10-K, Management represented that they "have not been paid bonuses" and that they have not received any "stock option awards[,][25] and that there was no common stock beneficially owned by GTII's directors and officers in 2022 and 2023.[26] Conversely, it was later revealed that "certain officers and directors" had actually been "erroneously" paid at least

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[17] *Id.* at Ex. 3.

[18] *Id.*

[19] Hofman Decl. at ¶25.

[20] APPX, at pgs. 316-319.

[21] *Id.* at 276-278.

[22] *Id.* at 279.

[23] *Id.*at 280.

[24] *Id.*

[25] *Id.* at pg. 278.

[26] *Id.* at pg. 279.

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

"36,460,714 shares" of GTII stock,[27] which at the time, had a market price of more than $50,000,000.[28]

12. In the Form 10-K, Management represented, among other things, that "No executive officer, director or any member of these individuals' immediate families or any corporation or organization with whom any of these individuals is an affiliate is or has been indebted to us since the beginning of our last fiscal year."[29]

13. The evidence on the record reveals, however, that there have been more than a few transactions wherein Management, as well as their family members, friends, affiliates, and other related parties, personally benefited.[30] Notably, some of these transactions include stock issuances to a non-profit called the Hans and Rosy Epstein Memorial Committee Inc,[31] which is affiliated with Mr. Reichman.[32]

14. Moreover, the Court finds that Plaintiffs are likely to prevail on their claims that Management has grossly mismanaged GTII by: (a) personally enriching themselves at the expense of GTII and its stockholders; (b) converting GTII assets; and (c) issuing shares to benefit themselves, family members, friends, affiliates, and other related parties. Such conduct has jeopardized GTII's assets and put its business in immediate, imminent danger.[33]

15. The Form 10-K reveals that GTII has experienced significant operational deficits, reporting a net operating loss of approximately $13 million dollars in 2022, a net loss of $83 million dollars in 2023, and $0 in revenue in both 2022 and 2023.[34] While Management reported

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[27] *Id.* at pg. 000344-352

[28] *Id.* at 262.

[29] *Id.*at 276.

[30] Hofman Decl. at ¶22.

[31] APPX, at 237, 342,

[32] *Id.* at pgs. 344-352.

[33] Hofman Decl. at ¶32.

[34] APPX, at pg. 243.

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

no revenue, no ongoing operations, and completed no meaningful transactions in 2023,[35] Management was still paid over 30 million shares of GTII stock,[36] which was valued at more than $50 million dollars.[37] Notably, GTII's last Form 10-K also shows that GTII's total liabilities exceed its total assets.[38]

16. Second, the Court finds that Plaintiffs, GTII, and its other shareholders will suffer immediate, severe and irreparable harm unless GTII and its Management are enjoined from further issuances, transfers, and further fraudulent disclosures and omissions.

17. As already set forth above, Management has: (a) caused GTII to be delinquent with its required SEC and OTC disclosures, thereby jeopardizing its listing with the OTC and subjecting it to potential regulatory action; (b) filed false statements in GTII's disclosures, putting GTII in immediate, imminent danger of being delisted by the OTC and/or potential regulatory action by the SEC; and (c) engaged in self-dealing, conversion, and waste of GTII's assets, putting GTII and its business in immediate, imminent danger.

18. As already set forth above, Plaintiffs, GTII, and its shareholders, including those who purchased interests in the public market, will suffer immediate, severe and irreparable harm unless an injunction issues to prevent further transfers of GTII shares, prevent further injury to GTII's assets, and to prevent further fraudulent disclosures and material omissions by GTII's Management.

19. Third, the Court finds that the balance of hardships favors Plaintiffs. Again, as already set forth above, Management has caused GTII to issue fraudulent financial disclosures, omit material information to the public and shareholders, and caused net operating losses exceeding $97 million dollars over the last two years.[39]

---

[35] *Id.* at pg. 248.

[36] *Id.* at pgs. 344-352

[37] *Id.* at 262.

[38] *Id.* at 246-247.

[39] APPX, at pg. 249.

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

20. Management's actions have endangered GTII's ability to continue to raise capital on capital markets, caused it to violate federal laws, and caused it to suffer serious financial losses.[40] Any further transfers or disclosures by GTII pertaining to GTII's stock and/or assets will result in immediate and irreparable harm to GTII, its shareholders, and uninformed investors.[41]

21. Finally, the Court further finds that the receiver requested by Plaintiffs, Paul L. Strickland ("**Strickland**"), is competent and well-situated to serve as equity receiver of GTII. The Cour notes that Mr. Strickland is ready and prepared to take immediate corrective action with respect to GTII's delinquent OTC and SEC filings.[42] The Court also notes Mr. Strickland's experience with managing OTC companies like GTII and has done so for several years.[43]

22. If any of these Findings of Fact is a Conclusion of Law, it shall be deemed a Conclusion of Law, and if any Conclusion of Law is a Finding of Fact, it shall be deemed a Finding of Fact.

II. CONCLUSIONS OF LAW

1. NRS 78.650 provides that stockholders holding ten percent (10%) of the issued and outstanding shares of a Nevada corporation may apply to the court for a receiver, including circumstances where the directors have been guilty of fraud or gross mismanagement or where the corporation's assets are in danger of waste, sacrifice or loss through attachment, foreclosure, litigation or otherwise, among other similar circumstances.

2. NRS 32.010(5) provides that a receiver may be appointed "when a corporation has been dissolved, or is insolvent, or in imminent danger of insolvency, or has forfeited its corporate rights." The Nevada legislature has further provided for the appointment of a receiver in any case where "receivers have heretofore been appointed by the usages of the courts of equity." NRS 32.010(6).

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[40] Hofman Decl. at ¶9.

[41] *Id.*

[42] APPX, pg. 387.

[43] *Id.* at pgs. 387-389.

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

3. NRS 78.650(4) further provides: "The court may, if good cause exists therefor, appoint one or more receivers for such purpose, but in all cases directors or trustees who have been guilty of no negligence nor active breach of duty must be preferred in making the appointment."

4. While the appointment of a receiver is generally, "a harsh and extreme remedy" (*Hines v. Plante*, 99 Nev. 259, 261, 661 P.2d 880, 881 (1983)), "the appointment of a receiver is an action within the trial court's sound discretion and will not be disturbed absent a clear abuse." *Medical Device Alliance, Inc. v. Ahr*, 116 Nev. 851, 862, 8 P.3d 135, 142 (2000) (quoting *Nishon's Inc. v. Kendigian*, 91 Nev. 504, 505, 538 P.2d 580, 581 (1975)); *see also Peri–Gil Corp. v. Sutton*, 84 Nev. 406, 411, 442 P.2d 35, 37 (1968); *Bowler v. Leonard*,70 Nev. 370, 383, 269 P.2d 833, 839 (1954).

5. Here, this Court concludes that: (1) Plaintiffs have standing to seek appointment of a receiver over GTII as stockholders and holders of at least ten percent (10%) of the outstanding shares of GTII; (2) sufficient facts supporting appointment of a receiver under NRS 78.650(1), subsections (b) and (c) were submitted to the Court; and (3) Management's conduct under NRS 78.650(4) disqualifies Management from serving as the receiver; and (4) Plaintiffs have also established sufficient facts supporting appointment a receiver under NRS 32.010, subsections (5) and (6).

6. "Before a preliminary injunction will issue, the applicant must show (1) a likelihood of success on the merits; and (2) a reasonable probability that the non-moving party's conduct, if allowed to continue, will cause irreparable harm for which compensatory damage is an inadequate remedy." *Univ. & Cmty. Coll. Sys. of Nev. v. Nevadans for Sound Gov't*, 120 Nev. 712, 721, 100 P.3d 179, 187 (2004) (internal quotation marks omitted).

7. "In considering preliminary injunctions, courts also weigh the potential hardships to the relative parties and others, and the public interest." *Id.* (citing *Clark Co. School Dist. v. Buchanan*, 112 Nev. 1146, 1150, 924 P.2d 716, 719 (1996)). The decision to grant an injunction is within a district court's discretion and will not be disturbed "absent an abuse of discretion or unless it is based on an erroneous legal standard." *Id.*

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

8. Here, the Court concludes that Plaintiffs are entitled to injunctive relief as: (1) they have established a likelihood of success on the merits; (2) there is a reasonable probability that Management's conduct, if allowed to continue, will cause irreparable harm for which compensatory damage is an inadequate remedy; and (3) the balance of hardships favors Plaintiffs.

III. ORDER

Based upon the foregoing Findings of Fact and Conclusions of Law, and other good cause appearing, **IT IS HEREBY ORDERED** that Plaintiffs' Motion is **GRANTED** as follows:

A. APPOINTMENT OF EQUITY RECEVIER

1. IT IS HEREBY ORDERED that Paul L. Strickland (hereinafter the "**Receiver**") is appointed as an equity receiver over Global Tech Industries Inc. ("**GTII**"), a Nevada corporation, and any of its subsidiaries, divisions, or field operations, wherever located, and any and all of their property, including real property, personal property, tangible property, intangible property, accounts receivable, assets, monies, financial accounts, financial books, records, keys, computer systems, servers, intellectual property rights, websites, client lists, title documents and other papers of GTII (collectively hereinafter the "**Receivership Assets**"), which for purposes of this Order shall include all authorized but unissued common or preferred stock or other securities of GTII, pursuant NRS Chapters 78 and 32, with all of the powers and obligations set forth herein, necessary to preserve, protect, secure, manage, operate, and take control of GTII and the Receivership Assets (collectively the "**Receivership Estate**"), and shall be responsible for GTII pending this ongoing litigation.

2. IT IS FURTHER ORDERED that the Receiver shall be the agent of this Court and solely the agent of this Court in acting as Receiver under this Order.

3. IT IS FURTHER ORDERED that the Receiver shall be accountable directly to this Court and that the Receiver shall serve without posting a bond; however, as a condition to the injunctive relief granted herein, Plaintiffs shall post a bond for $5,000.00 dollars, pursuant to NRCP 65(c).

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

4. IT IS FURTHER ORDERED that this Court hereby asserts exclusive jurisdiction and, through the Receiver, takes exclusive possession of the Receivership Assets, including without limitation GTII's businesses and properties associated therewith.

5. IT IS FURTHER ORDERED that GTII and its former or current management, including its officers and directors (collectively, "**Management**"), are hereby immediately enjoined from: (a) issuing or selling any authorized but unissued common or preferred stock or other securities of GTII; (b) incurring any additional debt by or on behalf of GTII (outside of the ordinary course of business); (c) disposing of any GTII business assets (outside of the ordinary course of business); (d) making loans by GTII to any officer or director of GTII or any person or entity owned or controlled by Management; (e) closing liquidating, transferring, or withdrawing funds from (other than in the ordinary course of business) any bank or brokerage account; (f) paying any bonus to any current or former officer or director of GTII; and (g) undertaking any other act or transaction for GTII.

6. IT IS FURTHER ORDERED that the Receiver is acting solely in its capacity as a court-appointed receiver over GTII, and as such, the debts of the Receiver are solely the debts of GTII. No risk or obligation incurred by the Receiver in his capacity as receiver over GTII pursuant to this Order shall be the personal risk or obligation of the Receiver but a risk or obligation of GTII, except in the case of fraud or willful misconduct.

7. IT IS FURTHER ORDERED that no suit may be brought against the Receiver for any action the Receiver takes as the receiver over GTII pursuant to this Order without first obtaining an order from this Court permitting such suit to be brought upon a showing of good cause.

8. IT IS FURTHER ORDERED that this Order shall be effective immediately upon the Court's execution of same.

B. RECEIVERSHIP POWERS AND DUTIES

9. IT IS FURTHER ORDERED that the Receiver is directed and authorized to take immediate corrective action that the Receiver deems necessary and appropriate with respect to

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

GTII's delinquent filings with the OTC Market Group ("**OTC**") and U.S. Securities and Exchange Commission ("**SEC**").

10. IT IS FURTHER ORDERED that the Receiver is directed and authorized to assume full control of GTII by removing or retaining, as the Receiver deems necessary and appropriate, in his sole and absolute discretion, any director, officer, employee, independent contractor, or agent of GTII from control of, management of, or participation in, the affairs of GTII.

11. IT IS FURTHER ORDERED that the Receiver is directed and authorized to take exclusive custody, control, and possession of all Receivership Assets in the possession, custody, or under the control of, GTII, wherever situated, unless the Receiver reasonably determines such action will harm the Receivership Estate. The Receiver shall have full power to divert mail and to sue for, collect, receive, take in possession, hold, and manage all Receivership Assets.

12. IT IS FURTHER ORDERED that the Receiver is directed and authorized to manage and administer the business of GTII except as otherwise further ordered by this Court by performing all acts that the Receiver deems to be necessary and appropriate, which includes retaining, hiring, or dismissing any employees, independent contractors, or agents.

13. IT IS FURTHER ORDERED that the Receiver is directed and authorized to take any action and incur the risks and obligations ordinarily incurred by officers, directors, managers, and operators of similar business properties, including without limitation, executing such documents and instruments on behalf of the receivership estate that that the Receiver deems are necessary and appropriate for the management of the Receivership Assets. As noted above, no such risk or obligation incurred by the Receiver as the receiver over GTII pursuant to this Order shall be the personal risk or obligation of the Receiver but a risk or obligation of GTII, except for fraud or willful misconduct.

14. IT IS FURTHER ORDERED that the Receiver is authorized to make payments and disbursements and to write checks from the Receivership Accounts for the purpose of making any payments required or permitted to be made hereunder, including without limitation, payments for daily operating expenses, pre-receivership liabilities, and taxes, and the Receiver shall receive the

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

federal tax identification number from GTII, or its agents to provide to financial istitutions so as to establish such accounts.

15. IT IS FURTHER ORDERED that the Receiver is directed and authorized to enter into payment plans to pay debts of GTII, including without limitation pre-receivership liabilities and taxes.

16. IT IS FURTHER ORDERED that the Receiver is directed and authorized to write checks for the purpose of making any payments required or permitted to be made hereunder, including, without limitation, expenses on account of bank service charges, commissions, marketing and sale costs, dues and publications, insurance, maintenance, accounting and other professional services, postage costs and courier or other delivery costs, interest, inventory, office expenses, rent or other payment arising under a lease or rental agreement, repairs and maintenance, supplies, taxes, utilities and telephone expenses, wages and premiums.

17. IT IS FURTHER ORDERED that the Receiver is directed and authorized to open any and all bank accounts that the Receiver deems necessary and appropriate for the Receivership Estate, including without limitation accounts with banks, credit unions and other financial institutions with offices in the State of Nevada ("**Receivership Accounts**"), and transfer any and all funds from GTII's accounts to the Receivership Accounts and operate out of the Receivership Accounts, if deemed necessary and appropriate, in order to preserve and protect the Receivership Assets and in order to be able to supply reviewed and reconciled financials.

18. IT IS FURTHER ORDERED that the Receiver is directed and authorized to collect cash, proceeds, profits, and any other funds from any sale, use, transfer, or disposition of the Receivership Estate and deposit such cash, proceeds, and profits into the Receivership Accounts as deemed appropriate.

19. IT IS FURTHER ORDERED that, in addition to any agents and employees of GTII the Receiver continues to employ and/or any other agents and employees the Receiver may employ to carry on the regular business operations of GTII (collectively hereinafter "**Employees**"), whom the Receiver may pay in the ordinary course of GTII's business without further order of the Court, the Receiver may also choose, engage, and employ attorneys, accountants, appraisers, and other

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

independent contractors and technical specialists ("**Estate Professionals**"), as the Receiver deems necessary and appropriate in the performance of duties and responsibilities under the authority granted by this Order.

20. IT IS FURTHER ORDERED that the Receiver is directed and authorized to employ a bank or other financial institution with offices in the State of Nevada that the Receiver deems necessary and appropriate to operate GTII's business.

21. IT IS FURTHER ORDERED that the Receiver is directed and authorized to maintain, renew, or obtain and pay for any certificates, licenses, or permits that the Receiver deems are necessary and appropriate for the operation of the Receivership Assets or otherwise in the best interest of GTII.

22. IT IS FURTHER ORDERED that the Receiver is directed and authorized to interact with any governmental entity, agency department, employee, agent, or inspector on behalf of GTII for any purposes, including without limitation obtaining any approvals, certificates, licenses, rights of occupancy or use, zoning approval, variances, special use permits, permits or rights or approvals required by law for GTII that the Receiver deems are necessary and appropriate to operate its business.

23. IT IS FURTHER ORDERED that the Receiver is directed and authorized to institute, compromise, adjust, appear in, intervene in, or become party to such actions or proceedings in state, federal or foreign courts that the Receiver deems necessary and appropriate to preserve or recover assets of GTII or that the Receiver deems necessary and appropriate to carry out the Receiver's mandate under this Order.

24. IT IS FURTHER ORDERED that the Receiver is directed and authorized to defend, compromise, adjust, or otherwise dispose of any or all actions or proceedings instituted in the past or in the future against the Receiver in his role as Receiver, or against GTII that the Receiver deems necessary and appropriate to preserve the Receivership Assets or that the Receiver deems necessary and appropriate to carry out the Receiver's mandate under this Order.

25. IT IS FURTHER ORDERED that the Receiver shall be the sole holder and and exercise all privileges (and doctrines) belonging to GTII, including any attorney-client, work product privilege and accountant privileges.

26. IT IS FURTHER ORDERED that the Receiver is directed and authorized to perform a review and accounting of all of Receivership Assets, and may, but shall not be required to, apply to the Court on an order shortening time with notice to all parties to amend this Order as necessary to provide the Receiver with the authority to act on behalf of the Receivership Estate and/or to identify and include any asset or entity that belongs to the Receivership Estate.

27. IT IS FURTHER ORDERED that the Receiver is directed and authorized to use any and all lawful means to identify and secure the assets, rights, holdings, and interests of the Receivership Estate.

28. IT IS FURTHER ORDERED that the Receiver is directed and authorized to collect GTII's accounts receivable, profits, income, insurance claim proceeds, real estate tax refunds, utility deposits, security deposits, proceeds, and earnest money deposits from the Receivership Assets, if any, from any time period whether historical, current, or prospective, and receive any such assets presently in the possession of the Company and/or its agents.

29. IT IS FURTHER ORDERED that the Receiver is directed and authorized to open any mail intended for and/or directed to GTII.

30. IT IS FURTHER ORDERED that the Receiver is authorized to borrow monies secured by a senior and paramount lien upon the Receivership Assets for the purposes of performing the Receiver's obligations under this Order or other orders of this Court to preserve or enhance the value of the Receivership Assets.

31. IT IS FURTHER ORDERED that the Receiver is directed and authorized to continue and conduct the business of GTII in such manner, to such extent, and for such duration as the Receiver may in good faith deem to be necessary and appropriate to operate the business profitably and lawfully; provided, however, that the continuation and conduct of the business shall be conditioned upon the Receiver's good faith determination that the business can be lawfully operated at a profit using the Receivership Assets.

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

32. IT IS FURTHER ORDERED that the Receiver is directed and authorized to purchase materials, supplies, and services and to pay the ordinary and usual rates and prices out of funds that shall come into its possession as Receiver.

33. IT IS FURTHER ORDERED that the Receiver is directed and authorized to prepare and file the Company's tax returns and pay federal, state, and other taxes owed by the Company.

34. IT IS FURTHER ORDERED that the Receiver is directed and authorized to remove current authorized signors for all known bank accounts relating to the Receivership Estate and substitute the Receiver as authorized signors for all known open and future bank accounts relating to the Receivership Estate, including without limitation bank accounts in the name of GTII.

35. IT IS FURTHER ORDERED that the Receiver is directed and authorized to maintain accurate records of all receipts and expenditures of the Receivership Estate.

36. IT IS FURTHER ORDERED that the Receiver is directed and authorized to otherwise manage the Receivership Assets, including without limitation any real property currently owned by GTII.

37. IT IS FURTHER ORDERED that the Receiver is directed and authorized to undo any transfers, assignments, sales, and/or other contract that was entered into on behalf of GTII either illegally or fraudulently.

38. IT IS FURTHER ORDERED that the Receiver is directed and authorized to seek the claw-back, cancelation, freeze, and/or disgorgement any wrongful issuances, payments, and/or transfers made to Management and/or their family members, friends, affiliates, and other related parties that the Receiver deems are necessary and appropriate.

39. IT IS FURTHER ORDERED that the Receiver is directed and authorized to terminate or reject any contracts or agreements relating to the Receivership Estate at the Receiver's sole and absolute discretion.

40. IT IS FURTHER ORDERED that the Receiver is directed and authorized to issue subpoenas, conduct and participate in discovery, take depositions, pursue contempt actions, and otherwise pursue all remedies available by law that the Receiver deems are necessary and appropriate to ensure compliance with the Receiver's authority granted herein.

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

41. IT IS FURTHER ORDERED that the Receiver is directed and authorized to take all such further actions and enter into all such other agreements as the Receiver in its professional discretion deems appropriate or desirable to preserve, protect and maximize the value of the Receivership Assets within the ordinary course of business of GTII.

42. IT IS FURTHER ORDERED that the Receiver is directed and authorized apply to this Court for further or other instructions or orders and for further powers that the Receiver deems are necessary and appropriate to enable the Receiver to perform the Receiver's duties hereunder properly, including without limitation such actions that are outside the ordinary course of business of GTII but not otherwise permitted by this Order.

43. IT IS FURTHER ORDERED that the Receiver is directed and authorized to conduct the duties and exercise the powers set forth herein in such a manner that the Receiver believes to be in the best interest of GTII based on the Receiver's reasonable business judgment.

C. COOPERATION WITH RECEIVER

44. IT IS FURTHER ORDERED that GTII and its directors, officers, managers, members, officers, agents, directors, servants, employees, salespersons, independent contractors, attorneys, corporations, subsidiaries, affiliates, successors, and assigns, and all other persons or entities in active concert or participation with them (collectively "**Company Personnel**"), who receive notice of this Order, whether acting directly or through any trust, corporation, subsidiary, division, or other device, or any of them, shall fully cooperate with and assist the Receiver. This cooperation and assistance shall include, but not be limited to:

a. Turning over access to all GTII accounts, including without limitation all GTII bank accounts;

b. Providing any information to the Receiver that the Receiver deems are necessary and appropriate to exercising the authority and discharging the responsibilities of the Receiver under this Order;

c. Providing any password required to access any computer, electronic file, or telephonic data in any medium;

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

d. Providing all combinations, keys, access codes to safes, doors and any other equipment or access to GTII premises;

e. Advising all persons who owe money to GTII that all debts should be paid directly to the Receiver;

f. Returning any funds or GTII assets in possession of any persons that have such funds in their possession.

45. IT IS FURTHER ORDERED that unless otherwise expressly authorized by the Receiver or this Court, GTII and the Company Personnel who receive notice of this Order, whether acting directly or through any trust, corporation, subsidiary, division, or other device, are hereby restrained and enjoined from directly or indirectly engaging in any of the following:

a. Transacting any of the business of GTII;

b. Selling, encumbering, and/or transferring any unissued GTII securities;

c. Destroying, secreting, defacing, transferring, or otherwise altering or disposing of any documents of GTII, including, but not limited to, books, records, accounts, writings, drawings, graphs, charts, photographs, audio and video recordings, computer records, and other data compilations, electronically stored records, or any other records of any kind or nature;

d. Transferring, receiving, altering, selling, encumbering, pledging, assigning, liquidating, or otherwise disposing of any Receivership Assets owned, controlled, or in the possession or custody of, or in which an interest is held or claimed by, GTII, or the Receiver;

e. Excusing, collecting or forgiving debts owed to GTII;

f. Failing to notify the Receiver of any Receivership Assets, including accounts and accounts receivable, of GTII held in any name other than the name of GTII, or by any person or entity other than GTII, or failing to provide any assistance or information requested by the Receiver in connection with obtaining possession, custody, or control of such Assets; and

g. Doing any act or refraining from any act whatsoever to interfere with the Receiver's taking custody, control, possession, or managing of the Receivership Assets subject to this receivership; or to harass or interfere with the Receiver in any way; or to interfere in any

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

manner with the exclusive jurisdiction of this Court over the Receivership Assets; or to refuse to cooperate with the Receiver or the Receiver's duly authorized agents in the exercise of their duties or authority under any order of this Court.

D. DELIVERY OF RECEIVERSHIP PROPERTY

46. IT IS FURTHER ORDERED that immediately upon notice of this Order upon them, or within such period as may be permitted by the Receiver, GTII and Company Personnel shall transfer or deliver possession, custody, and control of the following to the Receiver:

a. All Receivership Assets;

b. All keys, codes, combinations, and passwords necessary to gain or to secure access to any Receivership Assets, including, but not limited to, access to their business premises, means of communication, accounts, bank accounts, computer systems, mailboxes, safes, or other property.

47. IT IS FURTHER ORDERED that in the event any person or entity that fails to deliver or transfer any Receivership Assets, or otherwise fails to comply with any provision of this Order, the Receiver may file an *ex parte* Declaration of Non-Compliance regarding the failure. Upon filing of the declaration, the Court may authorize, without additional process or demand, Writs of Possession or Sequestration or other equitable writs requested by the Receiver. The writs shall authorize and direct any sheriff or deputy sheriff of any county, or any other federal or state law enforcement officer, to seize the asset, document, or other thing and to deliver it to the Receiver.

E. TRANSFER OF FUNDS TO THE RECEIVER

48. IT IS FURTHER ORDERED that, upon delivery of a copy of this Order, all banks, savings and loan associations, credit unions, depository institutions, finance companies, commercial lending companies, credit card processing agents or agents providing electronic funds transfer services or automated clearing house processing, brokerage houses, escrow agents, money market or mutual funds, title companies, commodity futures merchants, commodity trading companies, precious metal dealers, trustees, or other financial institutions or depositories of any kind, shall cooperate with all reasonable requests of the Receiver relating to implementation of

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

this Order, including removing and replacing authorized signors, transferring funds at his direction and producing records related to the Receivership Assets.

F. COMPENSATION OF RECEIVER AND ESTATE PROFESSIONALS

49. IT IS FURTHER ORDERED that GTII is responsible for payment of the Receiver's fees and costs for the execution of his duties as set forth herein.

50. IS FURTHER ORDERED that the Receiver is hereby approved and authorized to be compensated for the services he renders on behalf of the Receivership Estate subject to further application and order of the Court, in an amount equal to: (a) of ten percent (10%) of the value of all Receivership Assets (other than GTII stock and securities) recovered for the Receivership Estate by the Receiver for GTII to be paid out of funds of the Receivership Estate, plus (b) ten percent (10%) of the all GTII stock and securities recovered for the Receivership Estate by the Receiver (collectively the "**Receiver Fees**").

51. IS FURTHER ORDERED that the Receiver is hereby approved and authorized to pay reasonable expenses incurred by the Receiver (which shall include without limitation the fees and costs of Estate Professionals) from Receivership Assets (hereinafter "**Receiver Costs**"), which may be paid without further order of the Court but shall be subject to final review and approval by the Court in connection with the Receiver's Final Report and Account.

52. IT IS FURTHER ORDERED that Receiver Fees and Receiver Costs shall be administrative expenses of the Receivership Estate and entitled to first priority of payment before any other debts of the Receivership Estate.

53. IT IS FURTHER ORDERED that the Receiver may use Receivership Estate funds to pay Receiver Costs without a further order from the Court.

G. DISCHARGE OF RECEIVER

54. IT IS FURTHER ORDERED that discharge of the Receiver shall require an order from the Court after a properly noticed motion approving the Receiver's Final Report and Account.

H. SERVICE OF THIS ORDER

55. IT IS FURTHER ORDERED that copies of this Order may be distributed by U.S. first class mail, overnight delivery, facsimile, electronic mail, or personally, by agents or

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

employees of the Receiver, by any law enforcement agency, or by private process server, upon any person, financial institution, or other entity that may have possession or control of any Receivership Assets, or that may be subject to any provision of this Order. Service upon any branch or office of any financial institution or entity shall effect service upon the entire financial institution or entity.

IT IS SO ORDERED.

Dated this 18th day of September, 2024

AK

6E6 326 5728 614F
Timothy C. Williams
District Court Judge

Dated this 9th day of September, 2024.

Submitted by:

MARQUIS AURBACH

By: /s/ Alexander K. Calaway__
Chad F. Clement, Esq.
Nevada Bar No. 12192
Alexander K. Calaway, Esq.
Nevada Bar No. 15188
10001 Park Run Drive
Las Vegas, Nevada 89145
Attorneys for Plaintiffs

Dated this 18th day of September,2024.

Approved as to content by:

ENESTEIN PHAM GLASS & RABBAT LLP

By: DID NOT SIGN
Robert A. Rabbat, Esq.
Nevada Bar No. 12633
Teri T. Pham, Esq.
CA Bar No. 193383 Pro Hac Vice Pending
11920 Southern Highlands Parkway, Suite 103
Las Vegas, NV 89141
Attorneys for Defendants

MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
(702) 382-0711 FAX: (702) 382-5816

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

White Rocks (BVI) Holdings Inc., Plaintiff(s) vs. David Reichman, Defendant(s)	CASE NO: A-24-896359-B DEPT. NO. Department 16

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 9/18/2024

Robert Rabbat	rrabbat@epgrlawyers.com
Chad Clement	cclement@maclaw.com
Cally Hatfield	chatfield@maclaw.com
Alexander Calaway	acalaway@maclaw.com
Lennie Fraga	lfraga@maclaw.com
Teri Pham	tpham@epgrlawyers.com